UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2009 (October 9, 2009)

HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)

111 West 57th Street
New York, New York 10019

(Address of principal executive offices and zip code)

(212) 582-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On October 9, 2009, Harris & Harris Group, Inc. issued a press release announcing the closing of its previously announced public follow-on offering of shares of its common stock.  Needham & Company, LLC acted as sole book running manager in connection with the offering.  At closing, we issued 4,887,500 shares of common stock, including 637,500 shares issued pursuant to the underwriter's exercise in full of its over-allotment option.  A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99	Press release dated October 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2009	HARRIS & HARRIS GROUP, INC.

	By:	/s/ Daniel B. Wolfe
Daniel B. Wolfe
President

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated October 9, 2009